SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: November 4, 2003
(Date of earliest event reported)

VARSITY GROUP, INC.

(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File: 0-28977	54-1876848 (I.R.S. Employer Identification No.)

1850 M Street, Suite 1150
Washington, D.C. 20036

(Address of Principal executive offices, including zip code)

(202) 667-3400

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

     On November 4, 2003, Varsity Group issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 12.

     The information in this Item 12, including that incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item, including that incorporated herein by reference, shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

VARSITY GROUP, INC.

Date: November 4, 2003	By	/s/ Jack M. Benson
Name: Jack M. Benson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Varsity Group, Inc., dated November 4, 2003.